Note 19 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Statement Line Items [Line Items]
Disclosure of commitments [text block]
19.	COMMITMENTS AND CONTINGENCIES

The following table discloses the contractual obligations of the Company and its subsidiaries as at December 31, 2023 for committed exploration work and committed other obligations.

		Less than 1			More than 5
	Total	year	1-3 Years	3-5 Years	years
	$	$	$	$	$
Minera Juanicipio (1)	-	-	-	-	-
Consulting contract commitments	857	307	550	-	-
Total Obligations and Commitments	857	307	550	-	-

1.

According to the operator, Fresnillo, contractual commitments including project development and for continuing operations and purchase orders issued for project capital, sustaining capital, and continuing operations total $13,779 ( December 31, 2022: $47,809), with respect to Juanicipio on a 100% basis as at December 31, 2023.

The concessions associated with the Larder Project are all in good standing with various underlying obligations or royalties ranging from nil-2% NSRs associated with various mineral claims, and various payments upon a production announcement.

The Company is obligated to a 2.5% NSR royalty on the Cinco de Mayo property.

The Company could be subject to various investigations, claims and legal and tax proceedings covering matters that arise in the ordinary course of business activities. Each of these matters would be subject to various uncertainties and it is possible that some matters may be resolved unfavourably to the Company. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company is not aware of any such claims or investigations, and as such has not recorded any related provisions and does not expect such matters to result in a material impact on the results of operations, cash flows and financial position.